Supplement dated July 25, 2014 to the Flexible Premium Variable Annuity

Prospectuses Listed Below

Issued by National Integrity Life Insurance Company Through its Separate Account I

Variable Annuity Prospectus	Date of Prospectus
AdvantEdge (includes GrandMaster and GrandMaster flex3)	May 1, 2013
PinnaclePlus	May 1, 2010
IQ3 The SmartAnnuity (includes IQ The SmartAnnuity)	May 1, 2008
IQ Advisor	May 1, 2007

This supplement to the prospectuses identified above describes changes to the Portfolios in the variable annuity contracts issued by National Integrity Life Insurance Company.  Please retain this supplement to the prospectus for future reference.

Changes to Trust and Portfolio Name Effective August 11, 2014

•                  The DWS Investments VIT Funds trust will become Deutsche Investments VIT Funds trust.

•                  The DWS Small Cap Index VIP Fund will become Deutsche Small Cap Index VIP fund.

This is for informational purposes only. You are not required to take any action.  If you need assistance, you can contact our offices in writing at 400 Broadway, P.O. Box 5720, Cincinnati, Ohio 45202-5720 or call us at 1-800-433-1778.